UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

BIOANALYTICAL SYSTEMS, INC.
Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 6, 2006, Gayl W. Doster resigned from the Board of Directors of Bioanalytical Systems, Inc.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: September 8, 2006	By: /s/ Michael R. Cox Michael R. Cox Vice President, Finance and Chief Financial Officer